                                    Schedule 14a
                                   (Rule 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             E.COM INTERNATIONAL, INC.
                  (Name of Registrant as specified in its Charter)

                             E.COM INTERNATIONAL, INC.
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       [LOGO]




                                    May 29, 1998


Dear Shareholder:

     It is a pleasure to invite you to your Company's 1998 Annual Meeting of Shareholders, to be held at the Company's headquarters, 7737 SW Cirrus Drive, Beaverton, Oregon, on Friday, June 12, 1998 at 10:00 a.m. (Pacific Daylight
Time).

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, will be present to respond to any questions our shareholders may have.

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE ANNUAL MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.


                                   Sincerely,

                                   /s/ William F. Stephens

                                   William F. Stephens
                                   President and Chief Executive Officer

                             E.COM INTERNATIONAL, INC.
                                7737 SW CIRRUS DRIVE
                              BEAVERTON, OREGON 97008

                              -----------------------

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    MAY 29, 1998

                              -----------------------

     The Annual Meeting of the Shareholders of E.Com International, Inc., an Oregon corporation, will be held at the Company's headquarters, 7737 SW Cirrus Drive, Beaverton, Oregon, on Friday, June 12, 1998, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

     1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified;

     2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 29, 1998 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                                   By Order of the Board of Directors

                                   /s/ Steven A. Larson

                                   Steven A. Larson,
                                   Secretary

Beaverton, Oregon
May 29, 1998


                               YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

                             E.COM INTERNATIONAL, INC.
                                7737 SW CIRRUS DRIVE
                              BEAVERTON, OREGON 97008

                              -----------------------

                                  PROXY STATEMENT
                           ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FRIDAY, JUNE 12, 1998

                              -----------------------

     This Proxy Statement is furnished by the Board of Directors of E.Com International, Inc., an Oregon corporation (the "Company" or "E.Com "), to the holders of common stock, no par value, of the Company (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 10:00 a.m. (Pacific Daylight Time) on Friday, June 12, 1998, at the Company's headquarters, 7737 SW Cirrus Drive, Beaverton, Oregon 97008, and at any adjournment thereof.

     REVOCATION OF PROXIES. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked: (i) by written notice to the Corporate Secretary of the Company at 7737 SW Cirrus Drive, Beaverton, Oregon 97008; (ii) by submission of a proxy with a later date;
(iii) by a written request delivered in person to return the executed proxy; or
(iv) by attending the Annual Meeting and voting at the Annual Meeting. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Secretary of the Company at or before the Annual Meeting so that the number of shares represented by proxy can be recomputed.

     VOTING OF PROXIES. When proxies are returned properly executed, the shares represented thereby will be voted, and will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate box on the enclosed proxy card; if no choice has been specified, the shares will be voted FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 and, with respect to any other business that may come before the Annual Meeting, as recommended by the Board of Directors. A shareholder may vote for, against, or abstain from voting on, any matter that may properly come before the Annual Meeting.

     QUORUM. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

     EFFECT OF ABSTENTIONS AND BROKER NON-VOTES. Abstentions and Broker Non-Votes will have no effect in the election of directors or ratification of the independent accountants.

     RECORD DATE. Shareholders of record at the close of business on May 29, 1998 are entitled to vote at the Annual Meeting. At May 29, 1998, the Company had 2,375,577 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote.

     DISCRETIONARY AUTHORITY. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this Proxy Statement come before the Annual Meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this Proxy Statement was printed, management was not aware of any other matters to be voted on.

     SOLICITATION OF PROXIES. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

     MAILING AND FORWARDING OF PROXY MATERIALS. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 29, 1998. The Company will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's common stock and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     EXECUTIVE OFFICES. The principal executive office of the Company is 7737 SW Cirrus Drive, Beaverton, Oregon 97008. The phone number for the Company is
(503) 671-9900.


                                    PROPOSAL 1.

                               ELECTION OF DIRECTORS


The Board of Directors is currently comprised of three directors. The Board of Directors has nominated and recommends for election as director the four nominees set forth below.

NOMINEES FOR DIRECTOR

     The names, ages and positions with the Company of the nominees for director are listed below.


      NAME                   AGE   POSITION
      ----                   ---   --------
      Steven A. Larson        48   Chairman of the Board, since April 1996, and
                                   Vice President of Corporate Development(1)

      Merrill A. ("Tony")     62   Nominee for Director
      McPeak

      Lawrence C. Neitling    49   Director, since August 1997(2)

      William F. Stephens     49   President, Chief Executive Officer and
                                   Director, since April 1996(1)

-----------------

(1)  Member of Nominating Committee.
(2)  Member of Compensation Committee.

     STEVEN A. LARSON, age 48, a co-founder of the Company, has been Chairman of the Board since its formation in April 1996 and Vice President of Corporate Development since August 1997. From 1987 to the present, Mr. Larson has been Chairman and Chief Executive Officer of Decision Point Data, Inc., a provider of software development and data processing services.

     MERRILL A. ("TONY") MCPEAK, age 62, has been President of McPeak and Associates, a consulting firm providing technical and marketing services to the aerospace industry, since his retirement from the U.S. Air Force in 1994. Mr. McPeak served in various capacities in the U.S. Air Force beginning in 1957 and was its Chief of Staff from October 1990 to October 1994. He is a graduate of San Diego State College, the Armed Forces Staff College and the National War College and holds masters degrees from George Washington University and the University of Michigan Graduate School of Business. Mr. McPeak is a director of several publicly traded companies, including Tektronix and TWA, a board member of the National Aeronautic Association and International Aerobatics Club and a member of the Council on Foreign Relations.

     LAWRENCE C. NEITLING, age 49, joined the Company as a director in August 1997. Since July 1997, he has been Vice President and General Manager of Grass Valley Products, a division of Tektronix, Inc., a leading producer of electronic products for television stations and cable companies. From May 1994 to May 1997, Mr. Neitling was President and Chief Operating Officer of Merix Corporation, a developer and manufacturer of high performance printed circuit boards. From 1985 until May 1994, Mr. Neitling held a series of managerial positions at Tektronix Circuit Board Division which became Merix Corporation in May 1994. Mr. Neitling is a graduate of Portland State University and serves as a member of its Engineering Advisory Board.

     WILLIAM F. STEPHENS, age 49, a co-founder of the Company, has served as its President and Chief Executive Officer and as a Director since its formation in April 1996. From October 1995 to April 1996, Mr. Stephens was the President and Chief Executive Officer of EnBloc, Inc. Mr. Stephens was the founder and from April 1993 to October 1995 served as the President of Scientific Imaging Technologies, Inc., a developer of advanced electronic imaging devices and systems. From December 1990 to April 1993, he was President of Photonics Marketing Associates. Mr. Stephens holds a B.S. and M.S. in electrical engineering from Texas Tech University.

COMMITTEES AND DIRECTORS' MEETINGS

     The Board of Directors has two standing committees: the Compensation Committee and the Nominating Committee.

     The Company's Compensation Committee was formed in February 1998 and is currently comprised of Mr. Neitling who is not a current employee of the Company. The Compensation Committee's function will be to (1) review and set the compensation of the Company's Chief Executive Officer, (2) review and approve the Chief Executive Officer's recommendation for compensation of all other officers of the Company and (iii) adopt and review the Company's compensation policies and practices. In fiscal year 1998, the Compensation Committee met two times.

     The Company appointed a Nominating Committee in 1998 that consists of Messrs. Larson and Stephens. The Nominating Committee recommends to the Board the nominees to the Board of Directors. The Nominating Committee will consider nominees recommended by shareholders of the Company under policies and procedures approved by the Board of Directors.

     The Board of Directors held five meetings during the Company's preceding fiscal year. All of the directors attended 75% or more of the aggregate of the number of meetings of the Board of Directors during their terms and the number of meetings held by committees of the Board of Directors on which they served.

EXECUTIVE OFFICERS

     The names, ages and positions of the executive officers of the Company as of the date hereof are as follows:


    NAME                   AGE  POSITION
    ----                   ---  --------
    William F. Stephens    49   President, Chief Executive Officer and Director

    Jonathan D. Birck      49   Executive Vice President

    Steven A. Larson       48   Chairman of the Board and Vice President of
                                Corporate Development

    Thomas J. Sharp, Sr.   46   Senior Vice President of Marketing and Sales

     Officers are elected annually and serve at the discretion of the Board of Directors. There are no family relationships between or among any directors or executive officers of the Company. Brief biographies of the Company's executive officers who are not nominees for director are set forth below:

     JONATHAN D. BIRCK joined the Company in November 1997 as Executive Vice President. From 1984 to the present, Mr. Birck has served as President of Virtual Corporation, a manufacturer of diagnostic hearing test equipment. Virtual Corporation ceased production in December 1996. Since that time, Mr. Birck's role as President of Virtual Corporation has been to assist with the winding up of the corporation's affairs. From 1981 to 1984, Mr. Birck was President of Northwest Instrument Systems, Inc., a manufacturer of electronic test instrumentation. Mr. Birck holds a BSEE degree from Purdue University and an MSEE degree from Stanford University.

     THOMAS J. SHARP, SR. joined the Company in March 1998 as Senior Vice President of Marketing and Sales. From 1992 to 1998, Mr. Sharp held positions as Vice President of Marketing and Semiconductor &

Microelectronics Industry Manager for Advanced Control Technology, Inc. (ACT), a computer system integration company located in Albany, Oregon where he played a key role in merging the private company in 1996 with a publicly-held company, Topro, Inc. (dba TAVA Technologies). In 1996 Mr. Sharp also co-founded and was vice president of operations of Virtual Data Systems, Inc. (VDSI), a startup company specializing in the development of wireless computing products and application software tools for mobile computing systems. Mr. Sharp holds a BSEE degree from and did MBA graduate work at the University of Dayton in Ohio.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into several demand notes with a principal balance of $195,000 as of December 31, 1997 with A&B Partnership and W.B. Armitage Trust, both affiliated with Barclay Armitage, a principal shareholder, in exchange for cash advances to provide working capital for the Company. Interest on each note was payable monthly at an annual rate of 10%. The balance of such notes was repaid on January 9 and March 19, 1998.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 30, 1998 by (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock ("Principal Shareholder"); (ii) each of the Company's directors; (iii) each of the Company's executive officers; and (iv) all executive officers and directors of the Company as a group.


                                                      SHARES BENEFICIALLY OWNED(1)
                                                    -------------------------------
 NAMES AND ADDRESSES                                     NUMBER         PERCENT(2)
 ------------------------------------------         -------------------------------
 Steven A. Larson(3)................................    378,334            15.7%
      7737 SW Cirrus Drive
      Beaverton, OR  97008
 Paulson Investment Company Inc.....................    290,000            12.2%
      811 Front Ave., Suite 200
      Portland, OR  97204
 Barclay Armitage...................................    123,200             5.2%
      Murray Business Center
      3601 SW Murray Blvd., Suite 62
      Beaverton, OR  97005
 William F. Stephens(3).............................    120,001             5.0%
 Jonathan D. Birck(4)...............................     40,000             1.7%
 Lawrence C. Neitling...............................     12,500               *
 Thomas J. Sharp, Sr................................       --                 *
 All executive officers and directors as a group
 (four persons)(5)..................................    791,535            31.2%



-------------------
* less than one percent

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding for determining the amount and percentage of Common Stock owned by such individual. To the Company's knowledge, each person has sole voting and sole investment power with respect to the shares shown.
(2) Rounded to the nearest 1/10th of one percent, based on 2,375,577 shares of Common Stock outstanding and assuming no exercise of any warrants or any outstanding options.
(3) Includes 33,334 shares issuable upon exercise of options exercisable within 60 days after April 30, 1998.
(4) Includes 40,000 shares issuable upon exercise of options exercisable within 60 days after April 30, 1998.
(5) Includes an aggregate of 106,668 shares issuable upon exercise of options exercisable within 60 days after April 30, 1998.

Executive Compensation

     The following table sets forth compensation earned during the fiscal years ended December 31, 1996 and 1997 by the Company's President and Chief Executive Officer (the "CEO"). No executive officer received total salary and bonus during 1996 in excess of $100,000. The CEO received total salary and bonus in the amount of $97,000 during 1997. No other executive officer received total salary and bonus during 1997 in excess of $100,000.

                             SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                     ANNUAL COMPENSATION             AWARDS
--------------------------------------------------------------------------------
                                                                  SECURITIES
 NAME AND PRINCIPAL                                               UNDERLYING
 POSITION               YEAR      SALARY ($)      BONUS ($)    OPTIONS/SARS (#)
--------------------------------------------------------------------------------
 William F. Stephens    1997        91,000          6,000           100,000
 President and CEO
                        1996        84,000            --            50,000
--------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning option grants held by the Company's President and CEO as of December 31, 1997. The Company has not issued any stock appreciation rights.


                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF
                                                                                                    STOCK PRICE
                                                                                                 APPRECIATION FOR
                                                INDIVIDUAL GRANTS                                 OPTION TERM (1)
-------------------------------------------------------------------------------------------------------------------------
                        NUMBER OF
                        SECURITIES     % OF TOTAL
                        UNDERLYING    OPTIONS/SARS     EXERCISE OR
                         OPTIONS/      GRANTED TO       BASE PRICE
                           SARS       EMPLOYEES IN        ($/SH)          EXPIRATION
         NAME          GRANTED (#)    FISCAL YEAR                            DATE             5%($)            10%($)
-------------------------------------------------------------------------------------------------------------------------
  William F. Stephens       50,000        7.5%              3.00      July 26, 2006           79,236           199,713
-------------------------------------------------------------------------------------------------------------------------
                           100,000       14.9%              3.50      August 22, 2007         212,250          551,443
-------------------------------------------------------------------------------------------------------------------------


-------------------
(1) Represents amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming appreciation of 5% and 10% over the option term. The 5% and 10% numbers are calculated based on rules required by the SEC and do not reflect the Company's estimate of future stock price growth. The actual value realized may be greater or less than the potential realizable value set forth.

AGGREGATED OPTION EXERCISES AND OPTION VALUES

     The following table sets forth information concerning the value of unexercised options as of December 31, 1997 held by the Company's President and CEO. No options were exercised by the Company's President and CEO as of December 31, 1997.


------------------------------------------------------------------------------------
                      NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                         AT DECEMBER 31, 1997 (#)      AT DECEMBER 31, 1997 ($)(1)
------------------------------------------------------------------------------------
         NAME           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------
 William F. Stephens       16,667        133,333         8,334          16,667
------------------------------------------------------------------------------------


----------------
(1) Based upon the difference between the fair market value of the securities underlying the option at December 31, 1997 ($3.50 per share as determined by the Board of Directors) and the exercise price of the options.

Compensation of Directors

     In accordance with the Company's Bylaws, directors may be paid for their expenses of attendance at each meeting of the Board of Directors and may be paid a fee for such attendance or a stated salary as director. Currently, non-employee directors receive 5,000 options per year for their services and for their participation at Board meetings. All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with William F. Stephens, the Company's President and CEO, effective May 1, 1996, whereby Mr. Stephens receives a monthly base salary and certain benefits. Mr. Stephens' employment may be terminated by the Company at any time, for any reason upon 30 days advance written notice. If the Company terminates Mr. Stephens' employment without cause, Mr. Stephens will receive severance payments for six months. If his employment is terminated as a result of his death or disability, he will receive any severance or disability payments to which he may be entitled under the Company's standard benefit plans then in effect. In July 1996, the Company's Board of Directors resolved that Mr. Stephens' base salary of $7,000 would increase to $9,000 commencing February 1, 1997. Mr. Stephens voluntarily suspended this increase until September 1997. In addition, pursuant to an addendum to the employment agreement dated December 2, 1996, Mr. Stephens was eligible for a 1997 annual cash performance bonus of $25,000 plus an additional bonus equal to 2% of that portion of net revenue which exceeded the Company's expected goal for 1997. The Board gave him a $6,000 bonus, as a result of his willingness to voluntarily suspend his salary increase. On August 22, 1997, the Board of Directors authorized a grant to Mr. Stephens of 100,000 incentive stock options that will vest over three years.

Compensation Committee Report on Executive Compensation*

     Since the Company's Compensation Committee was recently formed, and one of its original members subsequently resigned, leaving Mr. Neitling as the only member of the Compensation Committee, the Compensation Committee has not to date established any compensation policies for the Company's executive officers. The Compensation Committee expects to begin functioning following the Annual Meeting of Shareholders with the expected appointment to the Committee of Mr. McPeak, if he is elected as a director by the shareholders.

------------------
  The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

     To date, the Board of Directors has acted as the Compensation Committee. The Board of Directors strongly believes that compensation of executive officers should be directly and materially linked to both the operating performance of the Company and to the interests of shareholders. The Board of Directors believes that cash bonuses and stock options provide the proper incentives for linking the performance of the executive officers to the interests of shareholders. The Board of Directors has used this combination of incentive compensation and grants of stock options to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

     The Board of Directors initially approved the salary of Company's chief executive officer, Mr. Stephens, by approving a written employment contract dated May 1, 1996. See "Employment Agreement" above. Subsequent changes to Mr. Stephens' salary and grants of options have been fixed through negotiations between Mr. Stephens and Mr. Larson, acting as chairman of the Board of Directors on behalf of the other Directors. Such salary adjustments were established at a level believed to be comparable to, or slightly less than, Mr. Stephen's other employment opportunities.

Members of the Board of Directors

Steven A. Larson
William F. Stephens
Lawrence C. Neitling

                                    PROPOSAL 2.

                       RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors will request that the shareholders ratify its selection of KPMG Peat Marwick LLP, independent auditors, to examine the consolidated financial statements of the Company for the calendar year ending December 31, 1998. KPMG Peat Marwick LLP audited the financial statements of the Company for the calendar year ended December 31, 1997. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting to make a statement if they desire to do so and respond to questions by shareholders. The affirmative vote of a majority of the shares represented at the Annual Meeting is required for the ratification of the Board's selection of KPMG Peat Marwick LLP as the Company's independent auditors for the calendar year ending December 31, 1998.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                             PROPOSALS OF SHAREHOLDERS

     Shareholder proposals to be presented at the Company's next Annual Meeting of Shareholders and included in the Company's Proxy Statement relating to such meeting must be received by the Company at its executive offices a reasonable time before the solicitation is made. Such proposals should be submitted by certified mail, return receipt requested.

                                   OTHER BUSINESS

     It is not intended by the Board of Directors to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. However, as to any other business that may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                                   E.COM INTERNATIONAL, INC.
                                   By Order of the Board of Directors

                                   /s/ Steven A. Larson

                                   Steven A. Larson
                                   SECRETARY

Beaverton, Oregon
May 29, 1998

                                       PROXY

                      FOR ANNUAL MEETING OF THE SHAREHOLDERS

                             E.COM INTERNATIONAL, INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints William F. Stephens and Steven A. Larson (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Friday, June 12, 1998, at 7737 SW Cirrus Drive, Beaverton, Oregon, and at any adjournment thereof.

1. FOR Election of directors: / / Steven A. Larson, Lawrence C. Neitling, Merrill A. McPeak and William F. Stephens.

     WITHHOLD AUTHORITY To Vote for the following Directors (write in name):

     ----------------------------------------------------------------------

2.   / /  FOR   / /  AGAINST   / /  ABSTAIN  Proposal to ratify the selection of
     KPMG Peat Marwick LLP as the Company's independent auditors for the calendar year ending December 31, 1998.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




     This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2.

                                   -----------------------------------
                                   Signature

                                   -----------------------------------
                                   Signature, if held jointly

                                   Dated:                    , 1998
                                         --------------------

     IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



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